Intangible Assets, Net (Estimated Amortization Expenses for Future Periods) (Details) $ in Thousands	Dec. 31, 2025 USD ($)
INTANGIBLE ASSETS, NET [Abstract]
2026	$ 3,367
2027	1,233
2028	92
2029	0
2030	0
Thereafter	0
Total expected amortization expense	$ 4,692